SUPPLEMENT TO THE
                             OVERTURE ANNUITY III-P
                                   PROSPECTUS

             THIS SUPPLEMENT IS A REVISED APPENDIX C, TO REPLACE THE
                         APPENDIX C IN YOUR PROSPECTUS.

                 THE DATE OF THIS SUPPLEMENT IS JANUARY 2, 1997.





APPENDIX C








                              QUALIFIED DISCLOSURES





                   *        Information Statement For:

                            408(b) IRA Plans
                            408(k) SEP Plans
                            408(p) SIMPLE Plans (if available)


                   *        Information Statement For:

                            401(a) Pension/Profit Sharing Plans
                            403(b) ERISA Plans
                            403(b) Tax Sheltered Annuity (TSA) Plans-Withdrawal Restrictions



                 AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO

If this annuity is being purchased as a qualified plan as defined under specified sections of the Internal Revenue Code, as purchaser (owner) or fiduciary of an Employee Benefit Plan purchasing the annuity, you should carefully review the Information Statement for your specific plan.

Depending on the type of plan, we are required to provide this disclosure to you to meet the requirements of the Internal Revenue Service (IRS) and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Acknowledgment of your receipt of the required disclosure is included within the application language above your signature.







                                Table of Contents




Information Statement
    408(b) Individual Retirement Annuity (IRA) Plans
    408(k) Simplified Employee Pension (SEP) Plans
    408(p) Savings Incentive Match (SIMPLE) Plans (if available)........   QD-1

Information Statement
    401(a) Pension/Profit Sharing Plans.................................   QD-7
    403(b) ERISA Plans
    403(b) Tax Sheltered Annuity (TSA) Plans-Withdrawal Restrictions

AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO

                            INFORMATION STATEMENT
                408(B) INDIVIDUAL RETIREMENT ANNUITY (IRA) PLANS
                408(K) SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS
                408(P) SAVINGS INCENTIVE MATCH (SIMPLE) PLANS (IF AVAILABLE)

--------------------------------------------------------------------------------
For purchasers of a 408(b) Individual Retirement Annuity (IRA) Plan, 408(k) Simplified Employee Pension (SEP) Plan, or 408(p) Savings Incentive Match (SIMPLE) Plan (if available), please review the following:

PART 1.  PROCEDURE FOR REVOKING THE IRA PLAN:

After you establish an IRA Plan with Ameritas Variable Life Insurance Company (AVLIC), you are able to revoke your IRA within a limited time and receive a full refund of the initial premium paid, if any. The period for revocation will not be less than the legal minimum of seven (7) days following the date your IRA is established with AVLIC.

To revoke  your IRA,  you  should  send a signed  and dated  written  notice to:
Ameritas Variable Life Insurance Company, Policyholder Service Department, P.O. Box 82550, Lincoln, NE 68501.

If your IRA contract was delivered to you, the contract should accompany your notice of revocation. Your notice of revocation will be considered mailed on the date of the postmark (or certification or registration, if applicable), if sent by United States mail, properly addressed and by first class postage prepaid.

To obtain further information about the revocation procedure, contact your AVLIC Representative or call 1-800-745-1112.


PART II.  PROVISIONS OF THE IRA LAW:

AVLIC's OVERTURE ANNUITY III-P (Form 4786), can be used for a Regular IRA, a Rollover IRA, a Spousal IRA Arrangement, a Simplified Employee Pension Plan
(SEP) or for a salary reduction Simplified Employee Pension Plan (SARSEP) established prior to January 1, 1997. A separate policy must be purchased for each individual under each plan. In addition, AVLIC's Overture Annuity III-P, at some point after December 31 1996, may be made available for use as a SIMPLE IRA, if AVLIC determines such use is appropriate under applicable law.

While provisions of the IRA law are similar for all such plans, any major differences are set forth under the appropriate topics below.

ELIGIBILITY:

  REGULAR IRA PLAN: Any employee under age 70 1/2 and earning income from personal services, is eligible to establish an IRA Plan although deductibility of the contributions is determined by adjusted gross income and whether the employee (or employee's spouse) participates in a qualified employer-sponsored retirement plan.

  ROLLOVER IRA: This is an IRA plan purchased with your distributions from another IRA (including a SEP, SARSEP or SIMPLE IRA), a Section 401(a) Qualified Retirement Plan, or a Section 403(b) Tax Sheltered Annuity (TSA).

  Amounts transferred as Rollover Contributions are not taxable in the year of distribution provided the rules for Rollover treatment are satisfied and may or may not be subject to withholding. Rollover Contributions are not deductible.

  SPOUSAL IRA ARRANGEMENT: A Spousal IRA, consisting of a contract for each spouse, may be set up provided a joint return is filed, the "nonworking spouse" has less taxable compensation, if any, for the tax year than the working spouse, and is under age 70 1/2 at the end of the tax year.

  Divorced spouses can continue a spousal IRA or start a Regular IRA based on the standard IRA eligibility rules. All taxable alimony received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of the IRA deduction limit.

  SIMPLIFIED EMPLOYEE PENSION PLAN (SEP): An employee is eligible to participate in a SEP Plan based on eligibility requirements set forth in form 5305-SEP or the plan document provided by the employer.

  SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SARSEP): An employee is eligible to participate in a SARSEP plan based on eligibility requirements set forth in form 5305A-SEP or the plan document provided by the employer. New SARSEP plans may not be established after December 31, 1996. SARSEP's established prior to January 1, 1997, may continue to receive contributions after 1996, and new employees hired after 1996 are also permitted to participate in such plan if it was established prior to 1997.

  SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES OF SMALL EMPLOYERS (SIMPLE PLAN) (IF AVAILABLE): An employee is eligible to participate in a SIMPLE Plan based on eligibility requirements set forth in Form 5305-SIMPLE or the plan document provided by the employer.

  NONTRANSFERABILITY: You may not transfer, assign or sell your IRA Plan to anyone(except in the case of transfer incident to divorce).

  NONFORFEITABILITY: The value of your IRA Plan belongs to you at all times, without risk of forfeiture.

  PREMIUM: The annual premium (if applicable) of your IRA Plan may not exceed the lesser of $2,000, or 100% of compensation for the year (or for Spousal IRA's, the combined compensation of the spouses reduced by any deductible IRA contribution made by the working spouse). Any premium in excess of or in addition to $2,000 will be permitted only as a "Rollover Contribution." Your contribution must be made in cash. For IRA's established under Simplified Employee Pension Plans (SEP's), premiums are limited to the lesser of $30,000 or 15% of the first $150,000 of compensation (adjusted for cost of living increases). In addition, if the IRA is under a salary reduction Simplified Employee Pension (SARSEP) established prior to January 1, 1997, premiums made by salary reduction are limited to $7,000 (adjusted for cost of living increases). Also, if the Company determines that the contract can be used as a SIMPLE IRA under applicable law, premiums under such plan will be limited to permissible levels of annual employee elective contributions ($6,000 adjusted for cost of living increases) plus the applicable percentage of employer matching contributions (up to 3% of compensation) or employer non-elective contributions (2% of compensation for each eligible employee subject to the cap under Section 401(a)(17) as adjusted for cost of living increases).



                                      QD-1                               IRA/SEP
                                                            ANNUITY III-P; 12/96

MAXIMUM CONTRIBUTIONS:

  REGULAR IRA PLAN: In any year that your annuity is maintained under the rules for a Regular IRA Plan, your maximum contribution is limited to 100% of your compensation or $2,000, whichever is less. The amount of permissible contributions to your IRA may or may not be deductible. Whether IRA contributions (other than Rollovers) are deductible depends on whether you (or your spouse, if married) are an active participant in an employer-sponsored plan and whether your adjusted gross income is above the "phase-out level." SEE DEDUCTIBLE CONTRIBUTIONS, PART III.

  ROLLOVER IRA: A Plan to Plan Rollover is a method for accomplishing continued tax deferral on otherwise taxable distributions from certain plans. Rollover contributions are not subject to the contribution limits on regular IRA contributions, but also are not tax deductible.

   There are two ways to make a rollover to an IRA:

   (1) PARTICIPANT ROLLOVERS are available to participants, surviving spouses or former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans, TSAs or IRAs (including SEP's, SARSEP's, and SIMPLE IRA's). Participant Rollovers are accomplished by contributing part or all of the eligible amounts (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution. IRA to IRA Rollovers are limited to one per distributing plan per 12 month period, while direct IRA to IRA Transfers are not subject to this limitation. Distributions from a SIMPLE IRA may not be rolled over to an IRA (which isn't a SIMPLE IRA) during the 2 year period following the date you first participate in any qualified salary reduction arrangement under a SIMPLE Plan maintained by your employer.

   (2) DIRECT ROLLOVERS are available to participants, surviving spouses and former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans or TSAs. Direct Rollovers are made by instructing the plan trustee, custodian or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA. Direct Rollover amounts are not subject to mandatory federal income tax withholding.

Certain distributions are NOT considered to be eligible for Rollover and include: (1) distributions which are part of a series of substantially equal periodic payments (made at least annually) for 10 years or more; (2) distributions attributable to after-tax employee contributions to a 401(a)
Qualified Retirement Plan or TSA, or attributable to non-deductible IRA contributions; (3) required minimum distributions made during or after the year you reach age 70 1/2 or, if later and applicable, the year in which you retire;
(4) amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed.

At the time of a Rollover, you must irrevocably designate in writing that the transfer is to be treated as a Rollover Contribution. Eligible amounts which are not rolled over are normally taxed as ordinary income in the year of distribution. If a Rollover Contribution is made to an IRA from a Qualified Retirement Plan, you may later be able to roll the value of the IRA into a new employer's plan provided you made no contributions to the IRA from other than the first employer's plan. This is known as "Conduit IRA," and you should designate your annuity as such when you complete your application.

SPOUSAL IRA ARRANGEMENT: In any year that your annuity is maintained under the rules for a Spousal IRA, the maximum combined contribution to the Spousal IRA and "working spouse's" IRA for tax years after 1996, is the lesser of 100% of the combined compensation of both spouses which is includable in gross income, reduced by the amount allowed as a deduction to the "working" spouse for contribution to his or her own IRA or $4,000. No more than $2,000 may be contributed to either spouse's IRA. Whether the contribution is deductible or non-deductible depends on whether either spouse is an active participant in an employer-sponsored plan for the year, and whether the adjusted gross income of the couple is above the phase out level.

The contribution limit for divorced spouses is the lesser of $2,000 or the total of the taxpayer's taxable compensation and alimony received for the year.

SEP PLAN: In any year that your annuity is maintained under the rules for a Simplified Employee Pension Plan, the employer's maximum contribution is the lesser of $30,000 or 15% of your first $150,000 of compensation (adjusted for cost-of-living increases) or as changed under Section 415 of the Code. You may also be able to make contributions to your SEP-IRA the same as you do to a Regular IRA, however, you will be considered an active participant for purposes of determining your deduction limit. In addition to the above limits, if your annuity is maintained under the rules for a salary reduction Simplified Employee Pension Plan (SARSEP), the maximum amount of employee pre-tax contributions which can be made is $7,000, adjusted for cost of living increases. After December 31, 1996, new SARSEP plans may not be established. Employees may, however, continue to make salary reductions to a SARSEP plan established prior to January 1, 1997. In addition, employees hired after December 31, 1996 may participate in SARSEP plans established by their employers prior to 1997.

SIMPLE IRA: Contributions to a SIMPLE IRA (if available) may not exceed the permissible amounts of employee elective contributions and required employer matching contributions or non-elective contributions. Annual employee elective contributions must be expressed as a percentage of compensation and may not exceed $6,000 (adjusted for cost of living increases). If an employer elects a matching contribution formula, employers are generally required to match employee contributions dollar for dollar up to 3% of the employee's compensation for the year. An employer may elect a lower percentage match (not below 1%) for a year, provided certain notice requirements are satisfied and the employer's election will not result in the matching percentage being lower than 3% in more than 2 of the 5 years in the 5-year period ending with that calendar year. Alternatively, an employer may elect to make non-elective contributions of 2% of compensation for all employees eligible to participate in the plan and who have at least $5,000 in compensation for the year. The employer must notify employees of this election within specified timeframes. "Compensation" for purposes of the 2% non-elective contribution option may not exceed the limit on compensation under Code Section 401(a)(17) ($150,000, adjusted for cost of living increases).

DISTRIBUTIONS: Payment to you from your IRA Plan must begin no later than the April 1 following the close of the calendar year in which you attain age 70 1/2, the Required Beginning Date (RBD). If you have not already withdrawn your entire balance by this date, you may elect to receive the entire value of your IRA Plan on or before the RBD in one lump sum; arrange for an income to be paid over your lifetime, your expected lifetime, or over the lifetimes or expected lifetimes of you and your beneficiary.

RATE OF DISTRIBUTION: If you arrange for the value of your IRA Plan to be paid to you as retirement income rather than as one lump sum, then you must abide by IRS rules governing how quickly the value of your IRA plan must be paid out to you. Generally, it is acceptable to have an insurance company annuity pay income to you for as long as you live, or for as long as you and your beneficiary live.






IRA/SEP                             QD-2
ANNUITY III-P; 12/96

MINIMUM DISTRIBUTION REQUIREMENTS: Once you reach your RBD, you must withdraw a minimum amount each year or be subject to a 50% non-deductible excise tax on the difference between the minimum required distribution and the amount distributed. To determine the required minimum distribution, divide your entire interest in your IRA (as of December 31 of your age 70 1/2 year) by your life expectancy or the joint life expectancies of you and your beneficiary. Your single or joint life expectancy is determined by using IRS life expectancy tables. See IRS Publications 575 and 590.

Your life expectancy (and that of your spousal beneficiary, if applicable) will be recalculated annually, unless you irrevocably elect otherwise by the time distributions are required to begin. With the recalculation method, if a person whose life expectancy is recalculated dies, his or her life expectancy will be zero in all subsequent years. The life expectancy of a non-spouse beneficiary cannot be recalculated. Where life expectancy is not recalculated, it is reduced by one year for each year after your 70 1/2 year to determine the applicable remaining life expectancy. Also, if your benefit is payable in the form of a joint and survivor annuity, a larger minimum distribution amount may be required under IRS regulations, unless your spouse is the designated beneficiary.

If you die after the RBD, amounts undistributed at your death must be distributed at least as rapidly as under the method being used at the time of your death. If you die before the RBD, your entire interest must be distributed within 5 years of your death if no beneficiary is designated; or if a beneficiary is designated, over the life expectancy of the beneficiary if the beneficiary so elects by December 31 of the year following the year of your death. If the beneficiary fails to make an election, the entire benefit will be paid to the beneficiary no later than December 31, of the calendar year containing the fifth anniversary of the Annuitant's death. Also, if a designated beneficiary is the spouse, the life annuity distribution must begin by the later of December 31 of the calendar year following the calendar year of the Annuitant's death or December 31 of the year in which you would have attained age 70 1/2. If your designated beneficiary is not your spouse, life annuity distributions must begin by December 31 of the year following your death.


PART III.  RESTRICTIONS AND TAX CONSIDERATIONS:

TIMING OF CONTRIBUTIONS: Once you establish an IRA, contributions (deductible or non-deductible) must be made by the due date, not including extensions, for filing your tax return. (Participant Rollovers must be made within 60 days of your receipt of the distribution.) A CONTRIBUTION MADE BETWEEN JANUARY 1 AND THE FILING DUE DATE FOR YOUR RETURN, MUST BE SUBMITTED WITH WRITTEN DIRECTION THAT IT IS BEING MADE FOR THE PRIOR PLAN YEAR OR IT WILL BE TREATED AS MADE FOR THE CURRENT YEAR. SEP contributions must be made by the due date of the Employer's tax return (including extensions). SIMPLE IRA contributions, if permitted, must be made by the tax return due date for the employer (including extensions) for the year for which the contribution is made. Note, an employer is required to make SIMPLE plan contributions attributable to employee elective contributions as soon as it is administratively feasible to segregate these contributions from the employer's general assets, but in no event later than the 30th day of the month following the month in which the amounts would have otherwise been payable to the employee in cash.

DEDUCTIBLE IRA CONTRIBUTIONS: The amount of permissible contributions to your IRA may or may not be deductible. If you or your spouse are not active participants in an employer sponsored retirement plan, any permissible contribution you make to your IRA will be deductible. If you or your spouse are an active participant in an employer-sponsored retirement plan, the size of your deduction if any, will depend on your combined adjusted gross income (AGI). If your combined AGI is less than $40,000, you can deduct your entire contribution. If you are single and your AGI is less than $25,000, you may also take a full deduction. For married couples filing joint returns, the deduction is phased out between $40,000 and $50,000. For single individuals, the deduction is phased out between $25,000 and $35,000. If you are married and covered by an employer plan, but file a separate tax return from your spouse, your deduction is phased out between $0 and $10,000 of AGI. If your AGI is not above the applicable phase out level, a minimum contribution of $200 is permitted regardless of whether the phase out rules provide for a lesser amount. You can elect to treat deductible contributions as non-deductible. SEP, SARSEP and SIMPLE plan contributions are not deductible by you.

NON-DEDUCTIBLE IRA CONTRIBUTIONS: It is possible for you to make non-deductible contributions to your IRA (not including SIMPLE IRA's) even if you are not eligible to make deductible contributions for the year. The amount of non-deductible contributions you can make depends on the amount of deductible contributions you make. The sum of your non-deductible and deductible contributions for a year may not exceed the lesser of (1) $2,000 ($4,000 combined when a spousal IRA is also involved), or (2) 100% of your compensation (or, if a Spousal IRA is involved, 100% of you and your spouse's combined compensation, reduced by the amount of any deductible IRA contribution made by the "working" spouse). IF YOU WISH TO MAKE A NON-DEDUCTIBLE CONTRIBUTION, YOU MUST REPORT THIS ON YOUR TAX RETURN BY FILING FORM 8606 (NON-DEDUCTIBLE IRA). REMEMBER, YOU ARE REQUIRED TO KEEP TRACK OF YOUR NON-DEDUCTIBLE CONTRIBUTIONS AS AVLIC DOES NOT KEEP A RECORD OF THESE FOR YOU. THIS INFORMATION WILL BE NECESSARY TO DOCUMENT THAT THE CONTRIBUTIONS WERE MADE ON A NON-DEDUCTIBLE BASIS AND THEREFORE, ARE NOT TAXABLE UPON DISTRIBUTION.

EXCESS CONTRIBUTIONS: There is a 6% IRS penalty tax on IRA contributions in excess of permissible contributions. However, excess contributions made in one year may be applied against the contribution limits in a later year if the contributions in the later year are less than the limit. This penalty tax can be avoided if the excess amount, together with any earnings on it, is returned to you before the due date of your tax return for the year for which the excess amount was contributed. The penalty tax will apply to each year the excess amount remains in the IRA Plan, until it is removed either by having it returned to you or by making a reduced contribution in a subsequent year. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction).

LOANS AND PROHIBITED TRANSACTIONS: You may not borrow from your IRA Plan or pledge it as security for a loan. This would disqualify your entire IRA Plan, and its full value would be includable in your taxable income in the year of violation. This amount would also be subject to the 10% penalty tax on premature distributions. Your IRA Plan will similarly be disqualified if you or your beneficiary engage in any transaction prohibited by Section 4975 of the Internal Revenue Code.

TAXABILITY OF DISTRIBUTIONS: Any cash distribution from your IRA Plan is normally taxable as ordinary income. All IRAs of an individual are treated as one contract. All distributions during a taxable year are treated as one distribution; and the value of the contract, income on the contract, and investment on the contract is computed as of the close of the calendar year with or within which the taxable year ends. If an individual withdraws an amount from an IRA during a taxable year and the individual has previously made both deductible and non-deductible IRA contributions, the amount excludable from income for the taxable year is the portion of the amount withdrawn which bears the same ratio to the amount withdrawn for the taxable year as the individual's aggregate non-deductible IRA contributions bear to the balance of all IRAs of the individual.

LUMP SUM DISTRIBUTION: If you decide to receive the entire value of your IRA Plan in one lump sum, the full amount is taxable when received (except as to non-deductible contributions), and is not eligible for the special tax rules on lump sum distributions which are used with other types of Qualified Retirement Plans.




                                     QD-3                                IRA/SEP
                                                            ANNUITY III-P; 12/96

PREMATURE IRA DISTRIBUTIONS: There is a 10% penalty tax on amounts distributed prior to the attainment of age 59 1/2, except for: (1) distributions made to a beneficiary on or after the owner's death; (2) distributions attributable to the owner's being disabled: (3) distributions that are part of a series of substantially equal periodic payments (made at least annually) for the life of the annuitant or the joint lives of the annuitant and his beneficiary; (4) distributions made on or after January 1, 1997 for medical expenses which exceed 7.5% of the annuitant's adjusted gross income; or (5) distributions made on or after January 1, 1997, to purchase health insurance for the individual and/or his or her spouse and dependents if he or she: has received unemployment compensation for 12 consecutive weeks or more; the distributions are made during the tax year that the unemployment compensation is paid or the following tax year; and the individual has not been re-employed for 60 days or more. The part of a distribution attributable to non-deductible contributions is not includable in income and is not subject to the 10% penalty. In addition, distributions from a SIMPLE Plan during the two-year period beginning on the date the employee first participated in the employer's SIMPLE Plan will be subject to a 25% (rather than 10%) premature distribution penalty tax.

MINIMUM REQUIRED DISTRIBUTION: SEE PART II, MINIMUM DISTRIBUTION REQUIREMENTS. An IRA Plan which is not totally distributed to you by April 1 of the year following the year in which you attain age 70 1/2, must be distributed over one of the following periods: 1) the entire life of the annuitant; 2) the lives of the annuitant and his beneficiary; or 3) a period certain not extending beyond the life expectancy of the annuitant or the joint life and last survivor expectancy of the annuitant and his beneficiary. Payments must be made in intervals which do not exceed one year. Payments must be non-increasing or may increase only as provided in Q & A F-3 of Section 1.401(a)(9)-1 of the Proposed Income Tax Regulations. If the minimum distribution is not made, the excess, in any taxable year, of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 50%.

MAXIMUM   DISTRIBUTION:   Generally,   an  excess   distribution  is  an  annual
distribution in excess of the annual ceiling ($160,000 in 1997). Excess distributions are subject to a 15% excise tax. The tax is reduced by any payment of the 10% excise tax on early withdrawals. Among the items excluded from the excise tax are distributions after the death of the participant, distributions payable (and taxable) to an alternate payee under a qualified domestic relations order (if taxable to the alternate payee), distributions attributable to after-tax employee contributions, and distributions not includable in income by reason of a Rollover Contribution. Also, a 15% excise tax is imposed on your excess retirement accumulation at the time of your death. This amount is the excess of the value of all accrued benefits under all your IRAs, Qualified Retirement Plans, and TSAs, over the present value of a single life annuity with payments equal to the annual ceiling ($160,000 in 1997), payable over your life expectancy prior to death.

UNDER FEDERAL LEGISLATION SIGNED INTO LAW IN 1996, THE EXCESS DISTRIBUTION PENALTY TAX DESCRIBED ABOVE IS SUSPENDED FOR DISTRIBUTIONS MADE IN 1997, 1998 AND 1999. DISTRIBUTIONS DURING THIS 3-YEAR "HOLIDAY" WILL BE TREATED AS MADE FIRST FROM "NON-GRANDFATHERED" AMOUNTS. THIS SUSPENSION DOES NOT APPLY TO THE EXCESS ACCUMULATION PENALTY TAX WHICH MAY APPLY AT YOUR DEATH.

TAX FILING: You are not required to file a special IRA tax form for any taxable year (1) for which no penalty tax is imposed with respect to the IRA Plan, and
(2) in which the only activities engaged in, with respect to the IRA Plan, are making deductible contributions and receiving permissible distributions. Information regarding such contributions or distributions will be included on your regular Form 1040. For further information, consult the instructions for Form 5329 (Additional Taxes Attributable to Qualified Retirement Plans (including IRA's), Annuities, and Modified Endowment Contracts), Form 8606 and IRS Publication 590.

TAX ADVICE: AVLIC is providing this general information as required by regulations issued under the Internal Revenue Code and assumes no responsibility for its application to your particular tax situation. Please consult your personal tax advisor regarding specific questions you may have.

ADDITIONAL INFORMATION: You may obtain more information about IRA Plans from any district office of the IRS and IRS Publication 590.

PART IV.  STATUS OF AMERITAS IRA PLAN:

INTERNAL REVENUE SERVICE APPROVAL LETTER: AVLIC will re-apply, due to changes in the law effective January 1, 1997, for approval from the Internal Revenue Service as to the form of OVERTURE ANNUITY III-P (Form 4786), for use in funding IRA plans. Such approval, when received, is a determination only as to the form of the Annuity Contract, and does not represent a determination of the merits of the annuity.


PART V.  FINANCIAL DISCLOSURE:

The following is a general description and required financial disclosure information for the variable annuity product, OVERTURE ANNUITY III-P (Form 4786) offered by AVLIC, hereafter referred to as the policy.

In order for you to achieve your retirement objectives, you should be prepared to make your IRA Plan a long term savings program. An IRA is not suited to short-term savings, nor was it intended to be by Congress, as indicated by the penalties on withdrawal before age 59 1/2 (except for death or disability). However, you should be aware of the values in your IRA Plan during the early years as well as at retirement.

Prior to the annuity date, the policy allows you to accumulate funds based on the investment experience of the assets underlying the policy in the Separate Account or the Fixed Account. Currently, the assets which underlie the Separate Account are invested exclusively in shares of mutual funds, the "Funds", managed or administered by several fund managers. Each of the Subaccounts of the Separate Account invest solely in the corresponding portfolio of the Funds. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives which are described in the accompanying prospectus for the Funds which you would have received when making an application for your annuity. The accumulation value of your IRA Plan allocated to the Separate Account will vary in accordance with the investment performance of the Subaccounts you selected. Therefore, for assets in the Separate Account, you bear the entire investment risk prior to the annuity date.

Premium payments and subsequent allocations to the Fixed Account are placed in the general account of AVLIC which supports insurance and annuity obligations. Policyowners are paid interest on the amounts placed in the Fixed Account at guaranteed rates (3.5%) or at higher rates declared by AVLIC.

ACCUMULATION VALUE: On the effective date, the accumulation value of the policy is equal to the premium received, reduced by any applicable premium taxes. Thereafter, the accumulation value of the policy is determined as of the close of trading on the New York Stock Exchange on each valuation date by multiplying the number of accumulation units for each Subaccount credited to the policy by the current value of an accumulation unit for each Subaccount, and by adding the amount deposited in the Fixed Account, plus interest. The current value of an accumulation unit reflects


IRA/SEP                             QD-4
ANNUITY III-P; 12/96
the increase or decrease in value due to investment results of the Subaccount and certain charges, as described below. The number of accumulation units credited to the policy is decreased by any annual policy fee, any withdrawals and any charges upon withdrawal and, upon annuitization, any applicable premium taxes and charges.

A valuation period is the period between successive valuation dates. It begins at the close of trading on the New York Stock Exchange on each valuation date and ends at the close of trading on the next succeeding valuation date. A valuation date is each day that the New York Stock Exchange is open for business.

The accumulation value is expected to change from valuation period to valuation period, reflecting the net investment experience of the selected portfolios of the Funds, interest earned in the Fixed Account, additional premium payments, partial withdrawals, as well as the deduction of any applicable charges under the policy. GROWTH IN THE ACCUMULATION VALUE BASED ON INVESTMENTS IN THE ACCOUNT IS NEITHER GUARANTEED NOR PROJECTED.

VALUE OF ACCUMULATION UNITS: The accumulation units of each Subaccount are valued separately. The value of an accumulation unit may change each valuation period according to the net investment performance of the shares purchased by each Subaccount and the daily charge under the policy for mortality and expense risks, any daily administrative fee, and if applicable, any federal and state income tax charges.

CASH SURRENDER VALUE: The amount available for full or partial withdrawal, which is the accumulation value less any contingent deferred sales charge, any applicable premium taxes, and, in the case of a full withdrawal, the annual policy fee.

ANNUAL POLICY FEE: An annual policy fee of $36, $30 in North Dakota, is deducted from the accumulation value on the last valuation date of each policy year and on a full withdrawal if between policy anniversaries. This charge reimburses AVLIC for the administrative costs of maintaining the policy on AVLIC's system. This charge may be increased to a maximum of $40 and may be reduced or eliminated.

DAILY ADMINISTRATIVE FEE: A daily charge at an annual rate of .15% of the accumulation value. This charge is subtracted when determining the daily accumulation unit value. This charge, which is guaranteed not to be increased, is designed to reimburse AVLIC for administrative expenses incurred in connection with issuing the policy and ongoing administrative expenses incurred in connection with servicing and maintaining the policies. These expenses include the cost of processing the application and premium payment, establishing policy records, processing and servicing owner transactions and policy changes, recordkeeping, preparing and mailing reports, processing death benefit claims, and overhead costs.

MORTALITY AND EXPENSE RISK CHARGE: AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. For assuming these risks, AVLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Account. Of that amount, approximately .55% is charged to cover the mortality risks and .70% is charged to cover the expense risks assumed under the policies. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and expense risk charge is imposed on the Fixed Account.

TAXES: AVLIC will, where such taxes are imposed by state law upon the receipt of a premium payment, deduct premium taxes. If premium taxes are imposed upon annuitization, AVLIC will deduct applicable premium taxes at that time. Applicable premium tax rates depend upon such factors as the policyowner's current state of residency, and the insurance laws and the status of AVLIC in states where premium taxes are incurred. Currently, premium taxes range from 0% to 3.5% of the premium paid. Applicable premium tax rates are subject to change by legislation, administrative interpretations, or judicial acts. The owner will be notified of any applicable premium taxes.

PARTIAL AND FULL WITHDRAWALS: The owner may make a partial or a full withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living, by sending a written request to AVLIC. Partial withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner.
Systematic partial withdrawals are available on a monthly, quarterly, semi-annual or annual mode. This withdrawal right may be restricted by Section 403(b)(11) of the Internal Revenue Code if the annuity is used in connection with a Section 403(b) retirement plan. No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for a full or partial withdrawal (cash surrender value) is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, less the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or, if elected, all or any part may be paid out under an annuity income option.

CONTINGENT DEFERRED SALES CHARGE: Since no deduction for a sales charge is made from the premium payment, a contingent deferred sales charge is imposed on certain partial and full withdrawals, and upon certain annuitizations to cover certain expenses relating to the distribution of the policies, including commissions to registered representatives and other promotional expenses.

Total withdrawals in a policy year which exceed the greater of: 1) 10% of the accumulation value at the time of the withdrawal, or 2) any portion of the accumulation value which exceeds the total premium deposit will be subject to a contingent deferred sales charge (withdrawal charge). Contingent deferred sales charges are assessed only on premiums paid based upon the number of years since the policy year in which the premiums withdrawn were paid, on a first-paid, first-withdrawn basis.

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, the amount withdrawn or annuitized (less any amount entitled to the free withdrawal) will be subject to a contingent deferred sales charge expressed in the following manner:

The charge will be a percentage of the premium payments withdrawn or annuitized.


         CHARGE AS A % OF EACH                    YEARS SINCE RECEIPT OF
            PREMIUM PAYMENT                       EACH PREMIUM PAYMENT

                  6                                         1
                  6                                         2
                  6                                         3
                  5                                         4
                  4                                         5
                  3                                         6
                  2                                         7
                  0                                         8+



                                      QD-5                               IRA/SEP
                                                            ANNUITY III-P; 12/96

In the case of a partial withdrawal or annuitization, the contingent deferred sales charge will be deducted from the amounts remaining under the policy. The charge will be allocated pro rata among the Subaccounts or the Fixed Account based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account, in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. In the case of a full withdrawal or annuitization, the contingent deferred sales charge is deducted from the amount paid to the owner. Contingent deferred sales charges will not be imposed on certain withdrawals if the amounts withdrawn are applied under annuity income option c or d.

SALES COMMISSIONS: No deductions are made from the premium payments for sales charges. Compensation to the sales force is a maximum 6.5% based on premiums paid. To offset the costs of compensation and distribution expenses, a contingent deferred sales charge as described above is imposed on certain partial and full withdrawals.




IRA/SEP                               QD-6
ANNUITY III-P; 12/96

AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO

                              EMPLOYEE BENEFIT PLAN

                              INFORMATION STATEMENT

                         401(A) PENSION/PROFIT SHARING PLANS
                         403(B) ERISA PLANS
--------------------------------------------------------------------------------
For purchasers of a 401(a) Pension/Profit Sharing Plan, or 403(b) ERISA Plan, the purpose of this statement is to inform you as an independent Fiduciary of the Employee Benefit Plan, of the Sales Representative's relationship to and compensation from Ameritas Variable Life Insurance Company (AVLIC), as well as to describe certain fees and charges under the OVERTURE ANNUITY III-P Policy being purchased from the Sales Representative.

The Sales Representative is appointed with AVLIC as its Sales Representative and is a Securities Registered Representative. In this position, the Sales Representative is employed to procure and submit to AVLIC applications for contracts, including applications for OVERTURE ANNUITY III-P.

COMMISSIONS, FEES AND CHARGES

The following commissions, fees and charges apply to OVERTURE ANNUITY III-P (policy):

SALES COMMISSION: No deductions are made from the premium payments for sales charges. Compensation to the Sales Representative's Broker/Dealer is a maximum of up to 6.5% based on premiums paid. To offset the costs of compensation and distribution expenses, a contingent deferred sales charge as described below is imposed on certain partial and full withdrawals.

ANNUAL POLICY FEE: An annual policy fee of $36, $30 in North Dakota, is deducted from the accumulation value in the policy on the last valuation date of each policy year or on a full withdrawal if between policy anniversaries. This charge reimburses AVLIC for the administrative costs of maintaining the policy on AVLIC's system. This charge may be increased to a maximum of $40 and may be reduced or eliminated.

DAILY ADMINISTRATIVE FEE: The administrative fee is a daily charge at an annual rate of .15% of the accumulation value. This charge is subtracted when determining the daily accumulation unit value. This charge is guaranteed not to increase and is designed to reimburse AVLIC for administrative expenses of issuing, servicing and maintaining the policies. AVLIC does not expect to make a profit on either of these fees.

MORTALITY AND EXPENSE RISK CHARGE: AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. AVLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Account under the policies. Of that amount, approximately .55% is charged to cover the mortality risks and .70% is charged to cover the expense risks assumed under the policies. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and expense risk charge is imposed on the Fixed Account.

PARTIAL AND FULL WITHDRAWALS: The policyowner may make a partial or a full withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living by sending a written request to AVLIC. Partial withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner. Systematic partial withdrawals are available on a monthly, quarterly, semi-annual or annual mode. No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for partial or full withdrawal (cash surrender value) is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or if elected, all or any part may be paid out under an annuity income option.

CONTINGENT DEFERRED SALES CHARGE: Since no deduction for a sales charge is made from the premium payment(s), a contingent deferred sales charge is imposed unless waived on certain partial and full withdrawals, and upon certain annuitizations to cover expenses relating to Registered Representatives and promotional expenses.

Total withdrawals in a policy year which exceed the greater of: (1) 10% of the accumulation value at the time of the withdrawal, or (2) any portion of the accumulation value which exceeds the total premium deposit will be subject to a contingent deferred sales charge. Contingent deferred sales charges are assessed only on premiums paid based upon the number of years since the policy year in which the premiums withdrawn were paid, on a first-paid, first-withdrawn basis.

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, the amount withdrawn or annuitized (less any amount entitled to the free withdrawal) will be subject to a contingent deferred sales charge expressed as a percentage of the premium payments withdrawn or annuitized as follows:


  CHARGE AS A % OF EACH                       YEARS SINCE RECEIPT OF
      PREMIUM PAYMENT                          EACH PREMIUM PAYMENT

             6                                            1
             6                                            2
             6                                            3
             5                                            4
             4                                            5
             3                                            6
             2                                            7
             0                                            8 +


                                    QD-7                                 Pension

In the case of a partial withdrawal or annuitization, the contingent deferred sales charge will be deducted from the amounts remaining under the policy. The charge will be allocated pro rata among the Subaccounts or the Fixed Account based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account, in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. In the case of a full withdrawal or annuitization, the contingent deferred sales charge is deducted from the amount paid to the owner. Contingent deferred sales charges will not be imposed on certain withdrawals if the amounts withdrawn are applied under annuity income option c or d.

TAXES: AVLIC will deduct premium taxes upon receipt of a premium payment or upon annuitization depending upon the requirements of the law of the state of the policyowner's residence. Currently, premium taxes range from 0% to 3.5% of the premium paid, but are subject to change by legislation, administrative interpretations, or judicial act.

FUND INVESTMENT ADVISORY FEES AND EXPENSES: At the direction of the policyowner, the Separate Account VA-2 purchases shares of Funds which are available for investment under this policy. The net assets of the Separate Account VA-2 will reflect the value of the Fund shares and therefore, investment advisory fees and other expenses of the Funds. A complete description of these fees and expenses is contained in the Funds' Prospectuses.





        403(B) TAX SHELTERED ANNUITY (TSA) PLANS-WITHDRAWAL RESTRICTIONS
--------------------------------------------------------------------------------
For purchasers of a 403(b) Tax Sheltered Annuity (TSA) Plan, or 403(b) ERISA Plan, the purpose of this statement is to inform you, as the purchaser of the annuity or as the Fiduciary of an Employee Benefit Plan purchasing the annuity, of the following distribution limitations, notwithstanding policy language to the contrary. If this policy is purchased by the policyowner or his/her employer as part of a retirement plan under Internal Revenue Code (IRC)Section 403(b), distributions under the policy are limited as follows:

1. Distributions attributable to contributions made and interest accruing after December 3l, 1988, pursuant to a salary reduction agreement within the meaning of IRC Section 402(g)(3)(c) may be paid only:

    (A) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled within the meaning of IRC Section 72(m)(7); or

    (B) in the case of hardship. (Hardship distributions may not be made from any income earned after December 31, 1988, which is attributable to salary reduction contributions regardless of when the salary reduction contributions were made).

2. Distributions attributable to funds transferred from IRC Section 403(b)(7) custodial account may be paid or made available only:

    (A) When the employee attains age 59 1/2, separates from service, dies or becomes disabled within the meaning of IRC Section 72(m)(7); or

    (B) in the case of financial hardship. Distributions on account of financial hardship will be permitted only with respect to the following amounts:

         (i) benefits accrued as of December 31, 1988, but not earnings on those amounts subsequent to that date.

         (ii) contributions made pursuant to a salary reduction agreement within the meaning of IRC Section 3121(a)(1)(D) after December 31, 1988, but not as to earnings on those contributions.

                                        QD-8                                TSA